Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Form 10-K”) of Planet Labs PBC (the “Company”) for the year ended January 31, 2026, William Marshall, as Chief Executive Officer of the Company, and Ashley Johnson, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

1.
the Company’s Annual Report for the year ended January 31, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2026

By: /s/ William Marshall

William Marshall

Chief Executive Officer

(Principal Executive Officer)

Dated: March 23, 2026

By: /s/ Ashley Johnson

Ashley Johnson

President and Chief Financial Officer

(Principal Financial Officer)